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                                                                    Exhibit 3-96
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
APPLICANT'S ACCT NO.                                                                     Filed this 14th day of January 1986
DSCB:BCL-204 (Rev. 8-72)                                                                 Commonwealth of Pennsylvania
                                                                                         Department of State
Filing Fee: $75
AIB-2                                                    8609 462
                                   --------------------------------------------------
                                                 (Line for numbering)                   /s/ [graphic of signature]

Articles of                                   COMMONWEALTH OF PENNSYLVANIA               Secretary of the Commonwealth
Incorporation--                                   DEPARTMENT OF STATE                    ------------------------------------------
Domestic Business Corporation                      CORPORATION BUREAU                           (Box for Certification)

   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.   The name of the corporation is:
     Genesis Health Ventures of Green Bay, Inc.

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2.   The location and post office address of the initial registered office of the corporation in this Commonwealth is:

     148 West State Street, Suite 100
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     (NUMBER)                                                   (STREET)

     Kennett Square,                      Pennsylvania          19348
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     (CITY)                                                     (ZIP CODE)


3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennysylvanis for the following purpose or purposes:

     To have unlimited power to engage in or do any lawful act concerning any or all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended, and to own and operate nursing homes and convalescent centers.

4.   The term for which the corporation is to exist is:  perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

     The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each such share is One Dollar ($1.00) amounting in the aggregate of One Thousand Dollars ($1,000.00)

DSCB: BCL - 204 (Rev. 8-72)

6. The Name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

     NAME                       ADDRESS               NUMBER AND CLASS OF SHARES

     Fred J. Berg, Exquire      Four Penn Center Plaza            1
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                                Philadelphia, PA 19103
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[graphic omitted]

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 9th day of January, 1986.


                                             /s/[graphic of signature]
------------------------ (SEAL)              ---------------------------- (SEAL)

                                             ---------------------------- (SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations or natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

     D.   The following shall accompany this form:

          (1) Three copies of Form DSCB: BCL - 206 (Registry Statement Domestic or Foreign Business Corporation).

          (2) Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name).

          (3)  Any necessary governmental approvals.

     E. BCL ss.205 (15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.




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
APPLICANT'S ACCT NO.                                                                     Filed this 14th day of -------------------
                                                                                         October 1986
DSCB:BCL-204 (Rev. 8-72)                                                                 Commonwealth of Pennsylvania
                                                                                         Department of State
Filing Fee: $40
AB-2                                                   8661 256
                                   --------------------------------------------------
                                                 (Line for numbering)                   /s/ [graphic of signature]

Articles of                                   COMMONWEALTH OF PENNSYLVANIA               Secretary of the Commonwealth
Incorporation--                                   DEPARTMENT OF STATE                    ------------------------------------------
Domestic Business Corporation                      CORPORATION BUREAU                             (Box for Certification)

   In compliance with the requirements of section 806 of the Business Corporation Law act of May 5, 1933 (P. L. 364) (15 P. S. ss.1808) the undersigned corporation desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:
     Genesis Health Ventures of Green Bay, Inc.
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2.   The location and post office address of the initial registered office of the corporation in this Commonwealth is (the Department of State is hereby authorised to correct the following statement to conform to the records of the Department):

     148 West State Street, Suite 100
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     (NUMBER)                                                   (STREET)
  Kennett Square            Pennsylvania                        19348
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     (CITY)                                                     (ZIP CODE)


3.   The statute by or under which it was incorporated is:

     Pennsylvania Business Corporation Law
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4.   The date of its incorporations is: January 14, 1986
                                       ----------------------------------------

5.   (Check, and if appropriate, complete one of the following):

     |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The  ---------------- day of  ----------------  19 ----------------
     Place:  ------------------------------------------------------------------
     Kind and period of notice  -----------------------------------------------
-------------------------------------------------------------------------------

     |_| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the total number of shareholders:

     (a)  The total number of shares outstanding was:

          100 shares common
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     (b)  The number of shares entitled to vote was:

          100 shares common
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

DSCB:BCL-204 (Rev. 8-72)-2

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:

          100 shares common
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     (b)  The number of shares voted against the amendment was:

          - 0 -
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8.   The amendment adopted by the shareholders, set forth in full, is as follows:

     Articles 1 of the Articles of Incorporation is hereby amended to read as follows:

          1. The name of the corporation shall be Genesis Health Ventures of Arlington, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereinto affixed this 26th day of September 1996.

                                        Genesis Health Ventures of Green Bay,
                                        Inc.
Attest:                                 ---------------------------------------
                                                 (NAME OF CORPORATION)
/s/ [graphic of signature]              /s/ [graphic of signature]
-----------------------------------  By:---------------------------------------
            (SIGNATURE)                        (SIGNATURE)

Stephen E. Luongo, Secretary            Richard R. Howard, President
-----------------------------------     ---------------------------------------
        (TITLE: SECRETARY,              (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
     ASSISTANT SECRETARY, ETC.)
          (CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM:

     A.   Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
          Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 Pa. S. ss.807) requires that the incorporators shall advertise their intention to file or the filing of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.